SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                          OF THE SECURITIES ACT OF 1934

Date of Report (date of earliest event reported)   September 4, 2001
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                        NELNET Student Loan Corporation-2
             (Exact name of registrant as specified in its charter)




             Nevada                  333-93865                 84-1518863
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(State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                   File Number)              ID Number)


            121 South 13th Street, Suite 401, Lincoln, Nebraska     68508
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               (Address of principal executive offices)           (Zip Code)


Registrant's Telephone Number,
Including area code:                                             (402) 458-2301
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          (Former name or former address, if changed since last report)



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Item 5. Other Events

        This Current Report on Form 8-K is being filed to file copies of an Underwriting Agreement between NELNET Student Loan Corporation-2 and UBS PaineWebber Inc. (the "Underwriting Agreement") dated as of August 29, 2001, and the Series 2001B Supplemental Indenture of Trust by and between NELNET Student Loan Corporation-2 and Zions First National Bank (the "Supplemental Indenture"). The Underwriting Agreement and the Supplemental Indenture were executed in connection with the issuance by NELNET Student Loan Corporation-2 of $550,000,000 of its Student Loan Asset-Backed Auction Rate Notes Series 2001B on September 4, 2001. The details of this issuance are contained in the Prospectus Supplement filed on August 22, 2001.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

1.1 Underwriting Agreement between NELNET Student Loan Corporation-2 and PaineWebber Incorporated dated as of May 24, 2000 (filed as an exhibit to the registrant's current report on Form 8-K dated June 16, 2000).

1.2 Underwriting Agreement between NELNET Student Loan Corporation-2 and Credit Suisse First Boston Corporation dated as of March 9, 2001 (filed as an exhibit to the registrant's current report on Form 8-K dated April 16, 2001).

1.3 Underwriting Agreement between NELNET Student Loan Corporation-2 and UBS PaineWebber Inc. dated as of August 29, 2001.*

4.1 Indenture of Trust by and between NELNET Student Loan Corporation-2 and Zions First National Bank, dated as of June 1, 2000 (filed as an exhibit to the registrant's current report on Form 8-K dated June 16, 2000).

4.2 Series 2000 Supplemental Indenture of Trust by and between NELNET Student Loan Corporation-2 and Zions First National Bank, dated as of June 1, 2000 (filed as an exhibit to the registrant's current report on Form 8-K dated June 16, 2000).

4.3 Series 2001A Supplemental Indenture of Trust by and between NELNET Student Loan Corporation-2 and Zions First National Bank, dated as of April 1, 2000 (filed as an exhibit to the registrant's current report on Form 8-K dated April 16, 2001).

4.4 Series 2001B Supplemental Indenture of Trust by and between NELNET Student Loan Corporation-2 and Zions First National Bank dated as of September 1, 2001.*

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*filed herewith

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NELNET STUDENT LOAN CORPORATION-2


                                        By: /s/ Ronald W. Page
                                           -------------------------------------
                                                Ronald W. Page
                                                Senior Vice President

Dated:  September 5, 2001



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                                  EXHIBIT INDEX


               Exhibit
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(1.3)    Underwriting Agreement
(4.4)    Series 2001B Supplemental Indenture of Trust






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